Exhibit 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Tyson Murdock, the Executive Vice President and Chief Financial Officer (Principal Financial Officer) of HealthEquity, Inc. (the “Company”), hereby certify that, to my knowledge:
1.Our Annual Report on Form 10-K for the year ended January 31, 2023 (the “Report”), of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: March 30, 2023

By:	/s/ Tyson Murdock
Name:	Tyson Murdock
Title:	Executive Vice President and Chief Financial Officer (Principal Financial Officer)